Inventories	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
Inventories
11 Inventories
Inventories are comprised of the following:

	As of December 31,
In thousands of USD	2023	2024
Merchandise available for sale	10,868	7,283
Less: Provision for slow moving and obsolete inventories	(1,169)	(851)
Total Inventories	9,699	6,432
The total cost of inventory, which consists primarily of the purchase price of customer products, recognized as an expense in the consolidated profit or loss was USD 66,538 thousand (2023: USD 75,657 thousand and 2022: USD 77,927 thousand). The total cost of revenue amounted to USD 67,958 thousand (2023: USD 79,298 thousand and 2022: USD 85,127 thousand) and consists primarily of the cost of inventory.
The amount of write-down of inventories recognized in the consolidated profit or loss was USD 331 thousand (2023: USD 414 thousand and 2022: USD 2,221 thousand). The amount of reversal of write-down recognized as reduction in the amount of inventories recognized as an expense in the consolidated profit or loss was USD 134 thousand (2023: USD 199 thousand and 2022: USD 274 thousand). The reversal of write-down primarily arises from our ability to increase the net realizable value of certain inventory items through price increases, driving higher margins.